Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Accrued payroll and employee benefits		$ 5,736	$ 8,339
Accrued expenses	[1]	5,245	4,124
Advance from customers	[2]	524	486
Others		173	290
Total		$ 11,678	$ 13,239

[1]	Accrued expenses mainly represent accrued freight charges and other accrued expenses related to the business operation.
[2]	Advance from customers mainly represent the advance received from customers for the finished goods purchases. The change in contract liabilities primarily represents the cash received, less amounts recognized as revenues during the period.